Exhibit 99.1

150 YEARS Investor Presentation of Empowering Human Potential. November 2013

SAFE HARBOR Except for the historical information contained herein, the matters discussed in this presentation constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include, but are not limited to, the Company’s ability to enter into and derive benefits from managed care contracts, demand for the Company’s products and services, the impact of reviews, audits and investigations conducted from time to time by governmental agencies, and other factors discussed from time to time in the reports filed by the company with the Securities and Exchange Commission. The company assumes no obligation to update information contained in this presentation. 1

VISION Be the partner of choice for products and services that enhance human physical capability. 2

OVERVIEW LTM net sales of $1.0 billion 2012 adjusted EBITDA* of $166 million 2012 adjusted EPS* of $1.80 Market capitalization of $1.1 billion Two segments: Patient Care – 83% of sales Products & Services – 17% of sales 3 CAGR 9.0% Growth in Adjusted Diluted EPS* Revenue Growth ($ in millions) * Reconciliation to GAAP provided on slides 23 and 24 CAGR 16.8%

KEY INVESTMENT POINTS Compelling O&P industry growth dynamics Market leader in O&P patient care Proven organic growth and acquisition capabilities Solid financial position Steady margin enhancement Growth opportunities in adjacent markets 4

PATIENT CARE 5

PATIENT CARE Over 740 O&P patient-care centers in 45 states Over 1,300 O&P certified and licensed clinicians Treat more than 1,000,000 patients annually Stand alone design, fabricate and fit Delivery through clinics, hospitals and physician offices Network management capability provides value to payors 6 PROFILE

7 MARKET POSITION PATIENT CARE Only national or regional provider No other provider has more than 2% market share $4.3 Billion Total Addressable Market

PATIENT CARE 8 CONSISTENT ORGANIC AND ACQUISITION GROWTH 5% - 9% Range

PATIENT CARE REIMBURSEMENT SOURCES 9 Commercial – 60% 1-3 year contracts Scale and capabilities are competitive advantage Government – 40% O&P is a very small part of trillion dollar healthcare spending Exempt from MDET and competitive bidding Low compliance risk due to significant investment in internal process and controls

Disease and aging population Advancing technology Regulatory and healthcare reform Increased focus on costs and outcomes COMPELLING GROWTH DRIVERS 10 Sources: Company estimates; Wall Street Research; 2003–2006 National Health and Nutrition Examination Survey; National Institutes of Health; Amputee Coalition of America. Aging Population (U.S.) (%) Diabetes – Prevalence By Age Group

PATIENT CARE First to market with new technologies and products Linkia Network Management Diversification into new adjacent businesses O&P acquisitions Sales synergies across businesses Changing healthcare environment 11 GROWTH OPPORTUNITIES

PRODUCTS & SERVICES 12

PRODUCT & SERVICES Distribution: Largest dedicated distributor of O&P devices and components Over 33,000 O&P related items 6 strategically located distribution facilities Manufacture and distribute therapeutic footwear Development and commercialization of new products Rehabilitative Solutions: Value proposition to rehabilitative providers Technology, clinical modalities, training and education 13 PROFILE

PRODUCT & SERVICES Increase value proposition of product line Increase penetration of existing customer base Expand market presence geographically Expand into new channels Leverage product development and distribution capabilities Expand O&P fabrication operation to Independent O&P Providers 14 OPPORTUNITIES

FINANCIAL OVERVIEW 15

SOLID PERFORMANCE AND STABILITY Earnings and margin growth Substantial cash flow generation Strong balance sheet management Moderate leverage Consistent reduction of leverage 16

LEVERAGING REVENUE GROWTH ($ in millions) 14.2% 15.0% 16.4% 17.0% Net Sales Adjusted EBITDA Margin* 17 * Reconciliation to GAAP provided on slides 23 and 24 CAGR 9.0% $753.1 $808.8 $907.8 $947.7 2009 2010 2011 2012

GROWTH IN ADJUSTED DILUTED EPS* 18 Reconciliation to GAAP provided on slides 23 and 24

STEADY COMPARABLE QUARTER GROWTH 2011 2012 2013 Adjusted EBITDA* ($ in millions) Revenues ($ in millions) Adjusted Earnings Per Diluted Share* 19 * Reconciliation to GAAP provided on slides 23 and 24 $0.15 $0.25 $0.35 $0.45 $0.55 $0.65 Q1 Q2 Q3 Q4 $190 $210 $230 $250 $270 $290 Q1 Q2 Q3 Q4 $15 $25 $35 $45 $55 Q1 Q2 Q3 Q4

SOLID CASH FLOW AND BALANCE SHEET 20 ACP Acquisition 3.6 2.8 3.3 2.8 3.0 Operating Cash Flow Leverage Ratio* ($ in millions) * Reconciliation to GAAP provided on slides 23 and 24 $53 $72 $54 $62 $81 2008 2009 2010 2011 2012

KEY INVESTMENT POINTS Compelling O&P industry growth dynamics Market leader in O&P patient care Proven organic growth and acquisition capabilities Solid financial position Steady margin enhancement Growth opportunities in adjacent markets 21

150 YEARS Appendix of Empowering Human Potential.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 23 Dollars in millions, except per share data 2009 2010 2011 2012 Adjusted EBITDA Reconciliation Income from Operations $ 90.5 $ 80.5 $ 116.0 $ 129.3 Depreciation & Amortization $ 16.3 $ 18.8 $ 31.0 $ 34.7 Relocation expenses - $ 16.4 $ 1.2 - Acquisition expenses - $ 5.4 $ 0.8 $ 1.2 Janus expenses - - - $ 0.5 Adjusted EBITDA $ 106.8 $ 121.1 $ 149.0 $ 165.7 Net Sales $ 753.1 $ 808.8 $ 907.8 $ 974.4 Adjusted EBITDA % Margin 14.2% 15.0% 16.4% 17.0% Adjusted Diluted EPS Reconciliation Net income $ 36.1 $ 20.9 $ 54.5 $ 63.7 Relocation expenses - 16.4 1.2 - Acquisition expenses - 5.4 0.8 1.2 Janus expenses - - - 0.5 Extinguishment of debt expenses - 14.0 - - Tax effect of adjustments - 1.6 - - Non-recurring tax benefits - (12.3) (0.8) (0.6) Adjusted Net Income - (1.9) (1.8) (2.1) $ 36.1 $ 44.1 $ 53.9 $ 62.7 Adjusted Diluted Earnings Per Share $ 1.13 $ 1.34 $ 1.57 $ 1.80 Shares used to compute diluted per share amounts 32.1 32.9 34.2 34.8

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 24 Dollars in millions, except per share data 2011 2012 2013 2013 2013 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Adjusted EBITDA Reconciliation Income from Operations $ 19.3 $ 32.9 $ 31.2 $ 32.5 $ 116.0 $ 21.7 $ 35.7 $ 35.4 $ 36.5 $ 129.3 $ 22.7 $ 36.6 $ 39.9 Depreciation & Amortization 7.3 7.7 7.9 8.1 31.0 8.3 8.4 8.7 9.2 34.7 9.3 9.5 9.2 Relocation expenses 0.4 0.0 0.3 0.5 1.2 - - - - - - - - Acquisition expenses (0.0) 0.2 0.2 0.4 0.8 0.1 0.3 0.3 0.5 1.2 0.1 0.2 0.3 Janus expenses - - - - - 0.0 (0.0) 0.1 0.4 0.5 0.4 0.2 0.5 Adjusted EBITDA $ 26.9 $ 40.9 $ 39.5 $ 41.6 $ 148.9 $ 30.1 $ 44.4 $ 44.5 $ 46.6 $ 165.7 $ 32.5 $ 46.5 $ 49.9 Net Sales $ 198.3 $ 230.5 $ 233.4 $ 245.6 $ 907.8 $ 214.4 $ 247.9 $ 242.5 $ 269.6 $ 974.4 $ 229.4 $ 267.8 $ 271.1 Adjusted EBITDA % Margin 13.6% 17.7% 16.9% 16.9% 16.4% 14.1% 17.9% 18.3% 17.3% 17.0% 14.1% 17.4% 18.4% Adjusted Diluted EPS Reconciliation Net income $ 6.8 $ 15.4 $ 15.4 $ 16.9 $ 54.5 $ 8.6 $ 17.4 $ 17.3 $ 20.3 $ 63.7 $ 9.5 $ 14.1 $ 21.7 Relocation expenses 0.4 0.0 0.3 0.5 1.2 - - - - - - - - Acquisition expenses (0.0) 0.2 0.2 0.4 0.8 0.1 0.3 0.3 0.5 1.2 0.1 0.2 0.3 Janus expenses - - - - - 0.0 (0.0) 0.1 0.4 0.5 0.4 0.2 0.5 Extinguishment of debt expenses - - - - - - - - - - - 6.6 - Tax effect of adjustments (0.1) (0.1) (0.2) (0.4) (0.8) (0.0) (0.1) (0.1) (0.3) (0.6) (0.1) (2.6) (0.3) Non-recurring tax benefits - - - (1.8) (1.8) - - - (2.1) (2.1) - - (0.3) Adjusted Net Income $ 7.0 $ 15.6 $ 15.7 $ 15.6 $ 53.9 $ 8.7 $ 17.6 $ 17.6 $ 18.8 $ 62.7 $ 9.8 $ 18.5 $ 21.9 Adjusted Diluted Earnings Per Share $ 0.21 $ 0.45 $ 0.46 $ 0.46 $ 1.57 $ 0.25 $ 0.51 $ 0.50 $ 0.54 $ 1.80 $ 0.28 $ 0.52 $ 0.62 Shares used to compute diluted per share amounts 33.1 34.4 34.3 34.3 34.2 34.6 34.7 35.0 34.9 34.8 35.1 35.3 35.4